EXHIBIT 4.1


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made and entered into as of this 5th day of October, 2001 by and among Visionics Corporation, formerly known as Digital Biometrics, Inc., a Delaware corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement of even date herewith by and between the Company and the Investors (the "Purchase Agreement").

         The parties hereby agree as follows:

         1. CERTAIN DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

                  "Common Stock" shall mean the Company's common stock, par value $.01 per share.

                  "Investors" shall mean the purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Warrants or Registrable Securities.

                  "Penalty Warrants" has the meaning set forth in SECTION 8 below.

                  "Penalty Warrant Shares" means shares of Common Stock issued pursuant to the exercise of Penalty Warrants.

                  "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Primary Shares" means the shares of Common Stock acquired by Investors pursuant to the Purchase Agreement on the Closing Date (as defined in the Purchase Agreement).

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                  "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933

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Act (as defined below), and the declaration or ordering of effectiveness of such
Registration Statement or document.

                  "Registrable Securities" shall mean the shares of Common Stock issued and issuable to the Investors pursuant to the Purchase Agreement and issuable upon the exercise of any Penalty Warrants, and any other securities issued or issuable with respect to or in exchange for Registrable Securities.

                  "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                  "SEC" means the U.S. Securities and Exchange Commission.

                  "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2. REGISTRATION.

                  (a) Registration Statements. Promptly following the closing of the purchase and sale of Common Stock contemplated by the Purchase Agreement (the "Closing Date") (but no later than thirty (30) days after the Closing
Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investors' consent), covering the resale of the Registrable Securities in an amount equal to the number of shares of Common Stock issued to the Investors on the Closing Date plus the number of shares of Common Stock necessary to permit the exercise in full of the Penalty Warrants outstanding or issuable on the date of filing. At the time the Registration Statement is declared effective, the Registration Statement shall include all shares of Common Stock exercisable under all Penalty Warrants outstanding or issuable at such time, if any. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its commercially reasonable efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. No securities held by a third party shall be included in such Registration Statement without the consent of each Investor. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) hereof to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the


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SEC within thirty (30) days of the Closing Date (the "Registration Date"), except as excused pursuant to Section 2(d) below, for each 30-day period (or pro rata for any portion thereof) following the Registration Date during which no Registration Statement is filed with respect to the Registrable Securities, the Company will issue Penalty Warrants as set forth in SECTION 8 below in respect of any Primary Shares still held by each Investor; provided, however, that no Penalty Warrants shall be issuable to any Investor who no longer holds Registrable Securities at the time any Penalty Warrants are to be issued.

                  (b) Expenses. The Company will pay all expenses associated with each registration, including the Investors' reasonable expenses in connection with the registration but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

                  (c) Effectiveness. The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable. If
(A) a Registration Statement covering Registrable Securities is not declared effective by the SEC within ninety (90) days after the Closing Date (one hundred twenty (120) days if the Registration Statement is subject to full review by the SEC staff (which shall not include a "plain English" review), (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement during the Registration Period (as defined in Section 3(a)) for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but except as excused pursuant to Section 2(d) below, or (C) the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange during the Registration Period, then the Company will issue Penalty Warrants as set forth in SECTION 8 below in respect of any Primary Shares still held by such Investor for any 30-day period or pro rata for any portion thereof following the date by which such a Registration Statement should have been effective as described in
(A) or (B) or (C) above (the "Blackout Period"). The issuance of such Penalty Warrants shall be the Investors' exclusive remedy for such events. The Blackout Period shall terminate upon (x) the effectiveness of the applicable Registration Statement in the case of (A) and (B) above; (y) listing or inclusion of the Common Stock on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange in the case of (C) above; and (z) the earlier termination of the Registration Period (as defined in Section 3(a) below). The obligation of the Company to issue Penalty Warrants hereunder shall cease when an Investor no longer holds Registrable Securities.

                  (d) Allowed Delay. For not more than twenty (20) consecutive trading days or for a total of not more than thirty (30) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by electing not to file the Registration Statement by the Registration Date or terminating or suspending effectiveness of any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or


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circumstances regarding) material non-public information giving rise to an
Allowed Delay, and (ii) if the Registration Statement has already been filed and declared effective, advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

                  (e) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Investors.

         3. COMPANY OBLIGATIONS. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

                  (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities, covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144(k) (the "Registration Period");

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

                  (c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

                  (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than 2 business days after the filing date, receipt date or sending date, as the case may be), at least 5 copies of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting


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agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

                  (f) if required by the underwriter, or if any Investor is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement and at periodic intervals thereafter from time to time on request, (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investors and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Investors;

                  (g) make effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

                  (h) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

                  (i) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (j) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.


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


         4. DUE DILIGENCE REVIEW; INFORMATION. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) (each, an "Inspector"), any underwriter participating in any disposition of Common Stock on behalf of the Investors pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review (collectively, the "Records"), and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom, or is otherwise required by applicable law, or (y) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company, or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

         5. OBLIGATIONS OF THE INVESTORS.

                  (a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor. An Investor shall provide such information to the Company at least five (5) business days prior to the first anticipated filing date of such Registration Statement.


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                  (b) Each Investor, by its acceptance of the Registrable
Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

                  (c) In the event the Company, at the request of the Investors, determines to engage the services of an underwriter, such Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

                  (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

                  (e) No Investor may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions. Notwithstanding the foregoing, no Investor shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Investors shall be several and not joint and limited in the case of any Investor, to the proceeds received by such Investor from the sale of its Registrable Securities. The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 6(b) hereof.

         6. INDEMNIFICATION.

                  (a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and their respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, officer, director, member, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of


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any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application");
(iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

                  (b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to employ separate


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counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of such indemnified party from all liability in respect of such claim or litigation.

                  (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

         7. MISCELLANEOUS.

                  (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and Investors (or their permitted assigns) holding Registrable Securities representing at least a majority of the Registrable Securities. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.


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                  (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of shares of Registrable Securities by such Investor to such person, provided that such Investor complies with the provisions of all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

                  (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of each Investor, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

                  (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                  (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

                  (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.


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


                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

         8. Failure to Effect Registration. If the Company shall fail file the Registration Statement with respect to the Primary Shares within the time period described in SECTION 2(A) or obtain or maintain the effectiveness thereof or maintain the listing of the Common Stock (as described in SECTION 2(C)) within the time periods described in SECTION 2(C), then, with respect to each 30-day period (or pro rata for any portion thereof) after such date for which such Registration Statement contemplated thereby shall not have been filed or made effective, the Company will issue to each Investor warrants to purchase Common Stock equal to five percent (5%) of the number of Primary Shares owned by such Investor (the "Penalty Warrants"), such warrants having the terms and conditions substantially as set forth in the Form of Warrant attached hereto as Exhibit A. The Company shall issue and to deliver to the Purchasers any Penalty Warrants within 10 days after the end of each such 30-day period (or portion thereof).

         IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

                                        The Company:

                                        VISIONICS CORPORATION


                                        By:    /s/ Robert F. Gallagher
                                            ------------------------------------
                                        Name: Robert F. Gallagher
                                        Title: Chief Financial Officer

                                        INVESTOR:
                                        Tonga Partners LP



                                               By:   /s/ Carlo Cannell
                                                     ---------------------------
                                               Name:  Carlo Cannell
                                               Title: Managing Member
Aggregate Purchase Price: $1,536,684
Number of Shares of Common Stock: 138,440

Address for Notice:

Cannell Capital, LLC - Tonga Partners LP
150 California Street
San Francisco, CA 94111

with a copy to:

Goldman Sachs - Prime Brokerage, 48th Fl.
1 New York Plaza
New York, NY 10004

                                        INVESTOR:
                                        The Cuttyhunk Fund Ltd.



                                               By:   /s/ Geoffrey M. Lewis
                                                     ---------------------------
                                               Name:  Geoffrey M. Lewis
                                               Title: Director
Aggregate Purchase Price: $1,132,200
Number of Shares of Common Stock: 102,000

Address for Notice:

73 Front Street
Hamilton HM 12
BERMUDA

with a copy to:

1285 6th Avenue
18th Floor
New York, NY 10019

                                        INVESTOR:
                                        Clarion Capital Corporation



                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: Chairman
Aggregate Purchase Price: $435,675
Number of Shares of Common Stock: 39,250

Address for Notice:

1801 East 9th St.
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:
                                        Clarion Partners, L.P.



                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: General Partner
Aggregate Purchase Price: $217,837.50
Number of Shares of Common Stock: 19,625

Address for Notice:

1801 East 9th Street
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:
                                        Clarion Offshore Fund Ltd.



                                               By:   /s/ Morton Cohen
                                                     ---------------------------
                                               Name:  Morton Cohen
                                               Title: Investment Manager
Aggregate Purchase Price: $217,837.50
Number of Shares of Common Stock: 19,625

Address for Notice:

1801 East 9th Street
Suite 1120
Cleveland, Ohio 44114

                                        INVESTOR:
                                        Deephaven Private Placement Trading Ltd.



                                               By:   /s/ Bruce Lieberman
                                                     ---------------------------
                                               Name:  Bruce Lieberman
                                               Title: Director Private Placement
                                                      Funding
Aggregate Purchase Price: $1,999,998
Number of Shares of Common Stock: 180,180

Address for Notice:

Deephaven Capital Management
c/o Bruce Lieberman
130 Cheshire Lane
Minnetonka, MN 55305

                                        INVESTOR:
                                        Franklin Street Trust Company



                                               By:   /s/ Carol E. Manzon
                                                     ---------------------------
                                               Name:  Carol E. Manzon
                                               Title: Secretary/Treasurer
Aggregate Purchase Price: $2,220,000
Number of Shares of Common Stock: 200,000

Address for Notice:

Franklin Street Trust Co.
Attn: Carol Manzon
1450 Raleigh Road, Ste. 300
Chapel Hill, NC 27514

                                        INVESTOR:
                                        Edward O. Thorp & Associates, LP



                                               By:   /s/ Jeffrey Thorp
                                                     ---------------------------
                                               Name:  Jeffrey Thorp
                                               Title: Attorney in Fact
Aggregate Purchase Price: $2,220,000
Number of Shares of Common Stock: 200,000

Address for Notice:

c/o Langley Capital LLC
535 Madison Ave., 15th Floor
New York, NY 10022

with copy to:

Edward O. Thorp & Associates, LP
Attn: Ellen Neal
610 Newport Center Drive, Suite 1240
Newport Beach, CA 92660

                                        INVESTOR:
                                        Daughters of Charity - Fund P



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $126,540
Number of Shares of Common Stock: 11,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Alfred I. Dupont Testamentary Trust
                                        Mazama Capital Trust



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $77,700
Number of Shares of Common Stock: 7,000

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        East Bay Municipal Utility District



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $59,940
Number of Shares of Common Stock: 5,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        GSAM GEMS Small Cap LLC



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $84,360
Number of Shares of Common Stock: 7,600

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Marin County Employee Retirement
                                        Association



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $112,110
Number of Shares of Common Stock: 10,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Memorial Hospital of South Bend, Inc.



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $36,630
Number of Shares of Common Stock: 3,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Nemows Foundation Mazama Capital
                                        Management



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $18,870
Number of Shares of Common Stock: 1,700

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        PGH Pension Mazama Cap Mgmt.



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $26,640
Number of Shares of Common Stock: 2,400

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Les Schwab P/S Retirement Trust Mazama
                                        Capital Management



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $69,930
Number of Shares of Common Stock: 6,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        SIIT Small Cap FD/Mazama Cap Mgmt.



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $589,410
Number of Shares of Common Stock: 53,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        SIMT Small Cap GR/Mazama Cap Mgmt.



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $791,430
Number of Shares of Common Stock: 71,300

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Undiscovered Managers Small Cap Growth
                                        Fund



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $118,770
Number of Shares of Common Stock: 10,700

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Vision Small Cap Stock Fund



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $101,010
Number of Shares of Common Stock: 9,100

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Wilshire U.S. Equity Fund



                                               By:   /s/ Brian Alfrey
                                                     ---------------------------
                                               Name:  Brian Alfrey
                                               Title:
Aggregate Purchase Price: $6,660
Number of Shares of Common Stock: 600

Address for Notice:

Brian Alfrey
Mazama Capital Management
One SW Columbia, Suite 1860
Portland, OR 97258

                                        INVESTOR:
                                        Radyr Investments Ltd.



                                               By:   /s/ David Sims
                                                     ---------------------------
                                               Name:  David Sims
                                               Title: Director
Aggregate Purchase Price: $249,750
Number of Shares of Common Stock: 22,500

Address for Notice:

c/o Beacon Capital Management
PO Box 972
Roadtown, Tortola, BVI

with copy to:

Thomas Badian
Rhino Advisors Inc.
130 Wet 29th Street
5th Floor
New York, NY 10001
(212) 594-6555
(212) 594-7181 FAX

                                        INVESTOR:
                                        Belmont Park Investments



                                               By:   /s/ David Sims
                                                     ---------------------------
                                               Name:  David Sims
                                               Title: Director
Aggregate Purchase Price: $1,999,998
Number of Shares of Common Stock: 180,180

Address for Notice:

c/o Beacon Capital Management
PO Box 972
Roadtown, Tortola, BV1

with copy to:

Mr. Alan Flatt
Trinity Capital Advisors, Inc.
601 Montgomery Street, Suite 1060
San Francisco, CA 94111
(415) 217-7070
(415) 217-7072 FAX

                                        INVESTOR:
                                        FIRSTAR BANK N.A., CUSTODIAN FOR FIRST
                                        AMERICAN MICROCAP FUND U/A
                                        DATED 01/01/98



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $4,679,760
Number of Shares of Common Stock: 421,600

                                        INVESTOR:
                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        WILLIAM M. CHESTER CHILDRENS SMALL
                                        CAP U/A DATED 11/30/2000



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $9,990
Number of Shares of Common Stock: 900

                                        INVESTOR:
                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        EDWARD S. TALMAGE RESIDUARY TRUST
                                        (2) U/A DATED 2/27/84



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $12,210
Number of Shares of Common Stock: 1,100

                                        INVESTOR:
                                        FIRSTAR BANK N.A., TRUSTEE FOR
                                        MILWAUKEE FOUNDATION FIRSTAR
                                        MICROCAP FUND U/A DATED 01/21/00



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $87,690
Number of Shares of Common Stock: 7,900

                                        INVESTOR:
                                        FIRSTAR BANK N.A., TRUSTEE FOR JANE B.
                                        PETTIT MICROCAP FUND U/A DATED 7/27/01



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $11,100
Number of Shares of Common Stock: 1,000

                                        INVESTOR:
                                        FIRSTAR BANK N.A., AGENT FOR JOHN T.
                                        FRAUTSCHI LIFE TRUST MICROCAP FUND
                                        U/A DATED 12/17/92



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $253,080
Number of Shares of Common Stock: 22,800

                                        INVESTOR:
                                        FIRSTAR BANK N.A., AGENT FOR
                                        LYNDHURST ASSOCIATES MICROCAP FUND
                                        U/A DATED 4/20/95



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $296,370
Number of Shares of Common Stock: 26,700

                                        INVESTOR:
                                        FIRSTAR BANK N.A., AGENT FOR POSNER
                                        PARTNERS MICROCAP FUND U/A DATED
                                        05/17/96



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $125,430
Number of Shares of Common Stock: 11,300

                                        INVESTOR:
                                        MARSHALL AND ISLELY TRUST COMPANY
                                        CUSTODIAN FOR THE MILWAUKEE JEWISH
                                        FEDERATION



                                               By:   /s/ Joseph A. Frohna
                                                     ---------------------------
                                               Name:  Joseph A. Frohna
                                               Title: Sr. Portfolio Manager
Aggregate Purchase Price: $74,370
Number of Shares of Common Stock: 6,700